SEVENTH AMENDED AND RESTATED
		      REGISTRATION AGREEMENT


	  This Seventh Amended and Restated Registration Agreement dated as of  April  16,  1996,  among  Gould  Electronics  Inc.  ("Gould"),  an Ohio corporation,  for  itself  and as assignee of Gould Inc., EFI International

Inc.  ("EFI"),  a  Delaware  corporation,   Encore   Computer   Corporation

("Encore"), a Delaware corporation, and Indian Creek Capital, Ltd. ("Indian

Creek"), as assignee of Kenneth G. Fisher, and its transferees as permitted under the terms of this Agreement (collectively, Indian Creek and  any such transferees,  the "Management Stockholders") amends and restates the  Sixth

Amended and Restated  Registration  Agreement  dated  as of August 17, 1995 among Gould, EFI, Encore and Indian Creek.


		       W I T N E S S E T H:

	  WHEREAS, Gould currently owns 3,935,900 shares  of  Encore Common

Stock, 73,641 shares of Encore Series A Convertible Participating Preferred

Stock  ("Series  A  Stock"),  684,363 shares of Encore Series B Convertible

Preferred Stock ("Series B Stock"),  122,060  shares  of  Encore  Series  D

Convertible  Preferred Stock ("Series D Stock"), 1,122,938 shares of Encore

Series E Convertible  Preferred Stock ("Series E Stock"), 525,452 shares of

Encore Series F Convertible  Preferred  Stock  ("Series  F Stock"), 563,832

shares  of Encore Series G Convertible Preferred Stock ("Series  G  Stock")

and 350,000  shares of Encore Series H Convertible Preferred Stock ("Series

H Stock"), and  EFI  currently  owns  976,536 shares of Series D Stock (the

Series A Stock, Series B Stock, Series  D  Stock,  Series  E Stock Series F

Stock, Series G Stock and Series H Stock, together, being "Encore Preferred

Stock").   The Encore Preferred Stock collectively is convertible  into  an additional 141,061,977 shares of Encore Common Stock;


	  WHEREAS,  the  Management  Stockholders  currently  own shares of

Series B Stock which are convertible into 1,033,569 shares of Encore Common

Stock; and

	  WHEREAS, Encore, Gould, EFI and the Management Stockholders  wish to  set  forth  certain  registration  rights  which  Gould,  EFI  and  the

Management Stockholders have with respect to shares of Encore Common Stock.

	  NOW,  THEREFORE,  in  consideration  of  the mutual covenants and conditions contained herein, the parties hereto agree as follows:

	  1.   REGISTRATION ON REQUEST OF GOULD.

	       a.   Encore  agrees  that  any  time it receives  a  written

sell  Gould  Shares  (as  hereinafter  defined) with a reasonably estimated

public  offering  price  of  $10,000,000  or   more  in  a  transaction  or

transactions requiring registration under the Securities  Act  of  1933, as amended  (the  "Act"), and requesting that Encore effect registration  with respect to the Gould Shares specified in the notice (which, at the election of Gould or EFI,  may be or include a registration of a delayed offering in accordance with Rule 415 under the Act or a successor to that Rule), Encore will, subject to subparagraph  (c)  of  this  Paragraph  1, promptly file a registration  statement  with  the Securities and Exchange Commission  (the

"SEC") relating to the Gould Shares  specified  in the notice from Gould or

EFI  and  use  its best efforts to make the registration  statement  become effective and qualify  the sale of the shares to which it relates under the

Blue Sky laws of those states  reasonably requested by Gould and/or EFI, as applicable, as promptly as practicable.  The notice received by Encore from

Gould  and/or  EFI  will  contain  Gould's  and/or  EFI's  undertaking,  as applicable, to cooperate with Encore  in  connection  with the registration and  to  furnish  Encore  all  such  information  in  connection  with  the registration as Encore may reasonably request or as may  be required by the

SEC.  There will be no limit on the number of notices Gould or EFI can give under  this  subparagraph  or the number of registration statements  Encore will be required under this subparagraph to file.

	       b.   Encore will  not  be  obligated  to file a registration

statement  during  the  period beginning at Encore's fiscal  year  end  and ending at the time Encore's  year  end  financial statements are completed,

which will be no later than the time Encore's Annual Report on Form 10-K is

required  to  be  filed  with  the  SEC.   If Encore  has  any  contractual

obligation to others entitling them to join  any registration of securities of Encore and Encore wishes to include such other  securities  of Encore in any registration statement filed pursuant to this Paragraph 1, Encore  will be  permitted  to so include such other securities; PROVIDED, HOWEVER, that

Encore will not  be  permitted  to  so include such other securities if the managing underwriter determines in good  faith  that  the inclusion of such other  securities  would interfere with the successful sale  of  the  Gould

Shares proposed to be sold.

	       c.   Encore  will  not  be  required  to effect registration

pursuant to paragraph (a) or (b) of this Paragraph 1 if  a  majority of the market conditions or the business or  financial  condition  of Encore it is inappropriate  at  such  time  to  undertake  a  public offering of  Encore securities;,  PROVIDED,  HOWEVER,  that  Encore  may elect  not  to  effect registration on such grounds only once in any two  year period beginning on the  date  of  such election by Encore, and that within  six  months  after

Encore elects not to effect registration on such grounds Encore will file a registration statement  which  will effect such registration.  Furthermore,

Encore will not be required to effect  registration  pursuant  to paragraph

(a)  or  (b)  of  this  Paragraph  1  if a registration statement filed  in connection with an underwritten public  offering of Encore Common Stock has become effective under the Act within six months before the date of receipt of the notice from Gould or EFI; PROVIDED,  HOWEVER,  that Encore may elect not  to  effect  registration  on such grounds only once in  any  two  year period.  In addition, if Encore can establish, by delivery of an opinion of responsible underwriters, that sale  of  Gould  Shares  by  a means legally

available   but   not   involving  an  underwriting  --  whether  by  block

transaction, private placement,  Rule  144  sale  or Rule 144A sale -- will produce  a net price to the prospective seller not lower  than  that  which would be obtained in an underwriting, Gould and/or EFI, as applicable, will be obligated  to pursue the non-underwritten method (for which registration is not required) for disposal of such Gould Shares.

	       d.   The  term  "Gould"  as  used in this Agreement shall be

deemed to include, in addition to Gould, any  subsequent holder of all or a portion of the Gould Shares initially owned by Gould who agrees to become a party to this Agreement.  The term "EFI" as used in this Agreement shall be deemed to include, in addition to EFI, any subsequent  holder  of  all or a portion  of the Gould Shares initially owned by EFI who agrees to become  a party to this Agreement.

	       e.   The  term "Gould Shares" means (i) the shares of Encore

Common Stock currently held  by  Gould,  (ii)  the  shares  of the Series A

Stock,  Series  B  Stock, Series D Stock, Series E Stock, Series  F  Stock,

Series G Stock and Series  H  Stock  currently held by Gould or EFI, as the case may be, or issued as a dividend with regard to those shares, (iii) any shares of Encore Common Stock issued or  issuable  to  Gould  or  EFI  upon conversion of any shares of Series A Stock, Series B Stock, Series D Stock,

Series  E Stock, Series F Stock, Series G Stock or Series H Stock currently and (iv) any shares of Encore  Common  Stock  or  preferred stock issued in respect of shares described in clauses (i), (ii) and  (iii)  upon any stock split,  stock dividend or recapitalization.  A notice under Paragraph  1(a)

requesting  registration of Gould Shares may specifically be with regard to one or more specified  series of Encore Preferred Stock, and if that is the case, the registration statement  filed  as  a  result of that request will relate only to Preferred Stock of the specified series.

	  2.   "PIGGYBACK" RIGHTS.

	       a.   If  Encore  shall  at  any  time  propose   to  file  a

registration statement under the Act for any underwritten sale of shares of

Encore Common Stock, Encore will give written notice to Gould, EFI  and the

Management  Stockholders  of  the registration and the form of registration statement on which it intends to  register  such  shares.  If Gould, EFI or any Management Stockholder so requests within 10 days,  Encore will include in any such registration Gould Shares or Management Shares  (as hereinafter defined), but Encore will not be obligated to so include the  Gould  Shares or  the  Management  Shares  if the managing underwriter or underwriters of such sale determines in good faith that the inclusion of those shares would interfere with the successful  sale  of  the  shares of Encore Common Stock proposed  to be sold or would require the use of  a  form  of  registration statement other than the form which could have been used with regard to the transaction and which was originally proposed by such managing underwriter.

Any cut-back of the Gould Shares and the Management Shares will be PRO RATA based upon  the  respective  numbers  of Gould Shares and Management Shares requested to be sold.  Except as set forth  in  Paragraph  2(b) hereof, the obligations and rights of Encore, Gould and EFI under this Paragraph 2 will not affect in any way their obligations and rights under Paragraph 1.

	       b.   If Gould or EFI requests inclusion of Gould  Shares  in

any  registration  statement pursuant to Paragraph 2(a) and Encore decides,

pursuant to the terms of such provisions, not to include such Gould Shares,

Encore will, within  a  reasonable time thereafter, such time not to exceed six months, use all reasonable  efforts  to  cause  the  Gould Shares to be registered  under the Act and to prepare and file a registration  statement to effect such registration, unless Encore can establish, by delivery of an opinion of responsible  underwriters, that the sale of such Gould Shares by a means legally available  but  not  involving  a  public  offering  or  an or  Rule 144A sale - will produce a net price to the prospective seller not lower than that which would be obtained in an underwriting.

	       c.   The  term  "Management Stockholders" means Indian Creek

and  any  individual who is an officer  of  Encore  to  whom  Indian  Creek transfers any  shares of Series B Stock and who agrees to become a party to this Agreement.

	       d.   The  term  "Management  Shares" means (i) the shares of

Encore Common Stock issued or issuable to any  Management  Stockholder upon conversion  of the Series B Stock held by the Management Stockholder,  (ii)

any shares of  Encore  Common  Stock  issued  or issuable to any Management

Stockholder upon conversion of any shares of Series  B  Stock issued to the

Management Stockholders as a dividend on Series B Stock,  (iii)  shares  of

Series  B Stock presently held by Indian Creek or issued as a dividend with regard to  these  shares  and  (iv)  any  shares  of Encore Common Stock or

Preferred Stock issued in respect of the shares described  in  clauses (i),

(ii) and (iii) upon any stock split, stock dividend or recapitalization.

	  3.   EXPENSES.

	       a.   Subject to the limitations contained in this  Paragraph

3,  the  entire  costs  and  expenses of the registration and qualification

pursuant  to Paragraph 1(a) will  be  borne  by  Encore.   Such  costs  and

expenses shall  include  the fees and expenses of counsel for Encore and of its accountants, all other  costs  and  expenses  of Encore incident to the preparation,  printing  and  filing  under  the  Act  of  the  registration

statement  and  all  amendments  and  supplements  thereto,  the  cost   of

furnishing copies of each preliminary prospectus, each final prospectus and each  amendment  or  supplement  thereto to underwriters, dealers and other purchasers of the Encore Shares, and the costs and expenses (including fees and disbursements of counsel) incurred  by  Encore  in  connection with the qualification  of  the  Gould  Shares  under the Blue Sky laws  of  various jurisdictions.  Notwithstanding the above,  Encore  will not be required to pay the underwriting fees or commissions, or the fees  of  counsel  for the underwriters  or  Gould  or  EFI,  in  connection with any sale pursuant to

Paragraph 1.

	       b.   Gould, EFI and the Management  Stockholders  will  bear

their  PRO  RATA  shares  (based on the percentage the Gould Shares and the

Management Shares registered  pursuant  to  Paragraph  2  bear to the total the costs  and expenses of such registration which are not borne by Encore,

including the costs and expenses listed in paragraph (a) hereof.

	  4.   PROCEDURES.    In   the   case   of   each  registration  or

qualification pursuant to Paragraph 1 or 2, Encore will  keep Gould and EFI

(and,  in  the  case  of  each  registration  or qualification pursuant  to

Paragraph 2, each Management Stockholder) advised  in  writing  as  to  the initiation of proceedings for such registration and qualification and as to the  completion thereof, and will advise Gould and EFI (and, in the case of each registration or qualification pursuant to Paragraph 2, each Management

Stockholder),  upon  request,  of the progress of such proceedings.  At its expense Encore will keep such registration  and  qualification effective by any action as may be necessary or appropriate for  a  period  of  120  days after  the  effective date of the registration statement including, without limitation, the  filing of post-effective amendments and supplements to any registration statement  or  prospectus  necessary  to keep the registration statement current and further qualification under any  applicable  Blue Sky or  other state securities law to permit the sale or distribution which  is the subject  of  the registration statement, all as requested by Gould, EFI or  any  Management  Stockholder  (except  that  (i)  in  the  case  of  an underwritten  offering  said 120-day period will instead be a 90-day period and (ii) in the case of a  registration  statement under Rule 415 said 120-

day period will instead be a nine-month period  or  a  shorter period which expires when all the Gould Shares and the Management Shares  to  which  the registration statement relates are sold).

	  5.   INDEMNIFICATION.

	       a.   Encore  will indemnify and hold harmless Gould, EFI and

any underwriter (as defined in  the Act) for Gould or EFI, and each person,

if any, who controls Gould, EFI or  any  underwriter  within the meaning of the  Act,  against  any losses, claims, damages, or liabilities,  joint  or several, and expenses  (including  reasonable  costs  of  investigation) to which  Gould,  EFI  or  any underwriter or such controlling person  may  be subject, under the Act or otherwise, insofar as any thereof arise out of or are based upon any untrue  statement  or  alleged  untrue  statement  of  a material  fact  contained  in  any registration statement under which Gould

Shares were registered under the  Act  pursuant  to  Paragraph  1 or 2, any prospectus  or preliminary prospectus contained therein (provided,  in  the shall  not  apply  to any underwriter or controlling person from  whom  the person asserting any  such losses, claims, damages or liabilities purchased the Gould Shares if a copy  of  the  final  prospectus had not been sent or given by or on behalf of such underwriter or  controlling  person  to  such person  at  or  prior  to  the  written  confirmation  of  the sale of such securities  to  such  person),  or any amendment or supplement thereto,  or arise out of or are based upon the  omission  or  alleged omission to state therein a material fact required to be stated therein  or necessary to make the  statements  therein  not  misleading, except insofar as  such  losses,

claims, damages, liabilities or expenses arise out of or are based upon any untrue  statement  or  alleged untrue  statement  or  omission  or  alleged omission based upon information  furnished to Encore in writing by Gould or



EFI (with respect to which information  furnished  by it, each of Gould and

EFI shall so indemnify and hold harmless Encore, any underwriter for Encore and each person, if any, who controls Encore or such underwriter within the meaning of the Act).

	       b.   Encore will indemnify and hold harmless each Management

Stockholder and any underwriter (as defined in the Act) for each Management

Stockholder  and  each  person,  if  any,  who  controls  each   Management

Stockholder  or any underwriter within the meaning of the Act, against  any losses, claims,  damages,  or  liabilities,  joint or several, and expenses

(including  reasonable costs of investigation)  to  which  each  Management

Stockholder or  any  underwriter or such controlling person may be subject,

under the Act or otherwise,  insofar  as  any  thereof  arise out of or are based upon any untrue statement or alleged untrue statement  of  a material fact  contained  in  any  registration statement under which the Management

Shares  were  registered  under  the  Act  pursuant  to  Paragraph  2,  any prospectus or preliminary prospectus  contained  therein  (provided, in the case  of  any  preliminary  prospectus,  that the foregoing indemnification shall  not apply to any underwriter or controlling  person  from  whom  the person asserting  any such losses, claims, damages or liabilities purchased the Management Shares  if  a copy of the final prospectus had not been sent or given by or on behalf of  such underwriter or controlling person to such person  at  or  prior to the written  confirmation  of  the  sale  of  such securities to such  person),  or  any  amendment  or supplement thereto, or arise out of or are based upon the omission or alleged  omission  to  state the statements  therein  not  misleading,  except  insofar  as such losses,

claims, damages, liabilities or expenses arise out of or are based upon any untrue  statement  or  alleged  untrue  statement  or  omission  or alleged omission  based  upon  information  furnished  to Encore in writing by  any

Management Stockholder (with respect to which information  furnished by it,



such  Management  Stockholder shall so indemnify and hold harmless  Encore,

any underwriter for  Encore and each person, if any, who controls Encore or such underwriter within the meaning of the Act).

	  6.   GENERAL.

	       a.   This  document  contains  the  entire agreement between

Gould,   EFI,  Encore  and  the  Management  Stockholders  concerning   the

transactions   which   are   the  subject  of  this  Agreement,  all  prior

negotiations, understandings and  agreements between them are superseded by

this   Agreement,   and   there   are   no   representations,   warranties,

understandings  or  agreements concerning the transactions  which  are  the subject of this Agreement  other  than  those  expressly  set forth in this

Agreement.

	       b.   Except  to  the  extent  provided  in  Paragraph  1(d),

neither this Agreement nor any right of any party under it may  be assigned without the prior written consent of Gould, EFI and Encore.

	  7.   Any  notice or other communication required or permitted  to be given under this Agreement  must  be  in  writing  and  will  be  deemed effective  when  delivered  in  person  or  sent  by facsimile, if promptly confirmed in writing, or on the third day after the  day on which mailed by first class mail from within the United States of America, to the following addresses:

	  If to Gould:

	       Gould Electronics Inc.
	       35129 Curtis Boulevard
	       Eastlake, Ohio  44095
	       Attention:  General Counsel
	       Facsimile No.:  (216) 953-5120
	       Telephone No.:  (216) 953-5000

	       with a copy to:

	       David W. Bernstein, Esq.
	       Rogers & Wells
	       200 Park Avenue
	       New York, New York  10166
	       Facsimile No.:  (212) 878-8375
	       Telephone No.:  (212) 878-8342


	  If to EFI:

	       c/o Japan Energy Corporation
	       12 East 49th Street
	       Suite 1710
	       New York, New York  10017
	       Attn:  Treasurer
	       Facsimile No.:  (212) 949-0712
	       Telephone No.:  (212) 832-7483

	  If to Encore or any Management Stockholder:

	       Encore Computer Corporation
	       6901 West Sunrise Boulevard
	       Fort Lauderdale, Florida  33340-9148
	       Attention:  President
	       Facsimile No.:  (305) 797-5719
	       Telephone No.:  (305) 587-2900

	       with a copy to:

	       Cameron Read, Esq.
	       Choate, Hall & Stewart
	       Exchange Place
	       53 State Street
	       Boston, Massachusetts  02109
	       Facsimile No.:  (617) 248-4000
	       Telephone No.:  (617) 248-5045

	  8.   This Agreement will be governed by, and construed under, the laws of the State of New York.

	  9.   This Agreement may be amended only by a  document in writing signed  by Encore, Gould, EFI, and, with respect to Sections  2,  3(b),  4,

5(b) and  6 through 11, Management Stockholders holding at least 65% of the

Management  Shares; provided, however, that any amendment to this Agreement which merely  adds  transferees  of Gould, EFI or Indian Creek permitted by the terms hereof as parties to this  Agreement  may  be  accomplished  by a writing signed by Encore and by the new party to this Agreement.

	  10.  This  Agreement may be executed in two or more counterparts,

each of which will be  deemed  an  original, but all of which together will constitute one and the same agreement.







	  IN  WITNESS  WHEREOF,  Encore,  Gould,  EFI  and  the  Management

Stockholders have executed this Agreement  on  the  date shown on the first page.


MANAGEMENT STOCKHOLDERS

INDIAN CREEK CAPITAL, LTD.,         ENCORE COMPUTER CORPORATION
 as assignee of
 Kenneth G. Fisher


By:KENNETH G. FISHER                                By:
     Kenneth G. Fisher, a               Title:
     General Partner


				   GOULD ELECTRONICS INC.,
+
				   By:
					Title:


				   EFI INTERNATIONAL INC.


				   By:
					Title:


ND148269.2